SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 12, 2008
(Date of earliest event report)

WEYERHAEUSER COMPANY
(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification
incorporation or		Number)
organization)

Federal Way, Washington 98063-9777
(Address of principal executive offices)
(zip code)

Registrant’s telephone number, including area code:
(253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01.	Financial Statements and Exhibits
SIGNATURES
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C., 20549

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The Compensation Committee of the Company’s Board of Directors has amended and restated the Company’s Deferred Compensation Plan, 2004 Long-Term Incentive Plan and Salaried Employees Supplemental Retirement Plan, which are plans in which the Company’s executive officers participate.  The amendments, which are effective January 1, 2009, are intended to comply with the requirements of the Internal Revenue Service relating to deferred compensation as set out in Section 409A promulgated under the American Jobs Creation Act of 2004.  The amended and restated Deferred Compensation Plan, 2004 Long-Term Incentive Plan and Salaried Employees Supplemental Retirement Plan are attached as exhibits.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

10.1           The Company’s Deferred Compensation Plan as amended and restated

10.2           The Company’s 2004 Long-Term Incentive Plan as amended and restated

10.3	The Company’s Salaried Employees Supplemental Retirement Plan as amended and restated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

Date: December 16, 2008	By:	/s/ Jeanne Hillman
	Its:	Vice President and Chief Accounting Officer